A Detailed Overview of the

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200
 Washington, DC 20037
www.aflcio-hit.com

Summer 2010

The AFL-CIO Housing Investment Trust (HIT) has a 45-year record of success in generating competitive risk-adjusted returns for pension funds while also providing vital collateral benefits to working people and their communities.

The HIT is a $3.8 billion investment grade fixed-income mutual fund1 that provides pension plans with an investment that is safe, geographically diversified, and liquid. The HIT’s investments are of the highest credit quality, with approximately 94% insured, guaranteed or issued by the U.S. government, its agencies, or government-sponsored enterprises.  The HIT’s focus on high credit quality multifamily securities and its lack of corporate bonds make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities.

The HIT is well-suited to meeting a major investment need of union and public employee pension funds during this time of economic turmoil because:

1) Fixed-income investments are especially valuable during periods of volatility and unpredictability in the equity markets and at a time when deflation is a serious possibility;

2) The HIT is a fixed-income option that has consistently outperformed its benchmark, providing similar levels of interest rate risk and a superior credit profile as well as greater countercyclical protection; and

3) In addition to its competitive returns, the HIT is creating good union jobs during a time of high unemployment and also helping facilitate affordable housing and community development.

Fixed-Income: An Investment Category Whose Time Is Now

High credit quality fixed-income investments offer pension funds the benefits of capital preservation, reliable cash flow, diversification and reduced volatility. They are especially well-suited to the current slow-growth/low inflation economic environment because they can provide steady income without taking on undue market risk.

The U.S. Economy Remains Weak and the Labor Market Has Not Recovered

The Great Recession that officially began in December 2007 has been the most severe downturn since the Great Depression in its depth and breadth, due in large part to the breakdown of established financial markets. As a result, it has proven unusually resistant to public policy stimulus. This experience has been sharply different from the previous quarter-century when recessions were brief and mild.  While many market analysts claimed that the Great Recession ended in the summer of 2009, many sectors and measures of the economy have failed to show definitive signs of recovery. Today, economists are divided over whether the economy  will enter a “double-dip” recession or whether the rebound will be slow and anemic.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

The labor market remains one of the major sources of weakness, and the U.S. economy cannot be on solid footing without its recovery.  The U.S. has lost close to 7.5 million jobs since the recession began. The national unemployment rate continues to hover around 10%, while the broader unemployment rate, which includes workers with part-time jobs who would prefer full-time unemployment, as well as those who have given up looking for work,2  is approximately 16.5%.
Today, economists are divided over whether this will become a “double-dip” recession or whether the rebound will be slow and anemic.

Indeed, future growth will be impacted negatively by the substantial share of workers who have been unemployed for a long period of time. The average duration of unemployment was 35.2 weeks in June, which is a record since data collection began in 1948.  In addition, the number of workers unemployed longer than six months was 6.8 million in June.  It has been more difficult for these workers to find jobs because their skills are assumed to have eroded and the jobs they are qualified for may not return even after the economy recovers.

Source: Bureau of Labor Statistics

Deflation Is a Serious Risk

While the American Recovery and Reinvestment Act (ARRA) of 2009 (also known as the economic stimulus act) is estimated to have saved or created 2.5 to 3.6 million jobs,3 its overall impact on the labor market has been insufficient when measured against the 7.5 million jobs that have been lost since the pre-recession peak. Specific sectors of the economy did receive assistance from ARRA.  But now, the stimulus is running out, leading to renewed signs of weakness for the housing market and the financial sectors.  Another large stimulus package is politically unlikely, and economic growth is expected to slow in the second half of this year.  Inflation will likely remain low and, for the first time in memory, there is a growing risk of deflation.  Firms have weak pricing power, which makes them less likely to hire additional workers who in turn have less purchasing power, creating a deflationary spiral. Fueling this spiral, even those with disposable income are withholding making purchases due to fears about their economic future and/or expectations that prices will be lower in the future.

2 However, they are available for work and have looked for work within the last 12 months.
3 Council of Economic Advisors, 7/14/10.

Source: Bureau of Economic Analysis

The Current Economic Environment Favors Fixed-Income

As the economy continues to limp along and deflation rears its ugly head, investors are becoming increasingly nervous.  This is evident in the recent wild swings in the equity markets as positive news such as strong quarterly corporate earnings alternates with weak economic news such as falling home sales. Of course, equities are inherently more volatile than the fixed-income sector, but this characteristic is exacerbated in times of uncertainty, often to the detriment of the investor, and may hold true even over an extended period of time. In fact, during the 10 years between June 2000 and June 2010, equity markets yielded a negative return, while fixed-income investments yielded steady positive returns.
The greatest risk of fixed-income investments — that their value will be eroded by inflation — becomes an advantage in deflationary times.

Source: Wall Street Journal/Haver Analytics

Moreover, the greatest risk of fixed-income investments — that their value will be eroded by inflation — becomes an advantage in deflationary times.

The HIT: A Good Fixed-Income Option

The HIT advantage holds up over the long term and provides diversification from equities and corporate bonds.  The HIT has produced a significant positive return over the past 10 years, a period when many pension funds reduced their allocations in fixed income, much to their detriment. By contrast, many domestic and foreign stocks and other alternatives are now worth less than they were a decade ago.

An investment of $5 million in the HIT in mid-2000 would have grown to $9.4 million by June 2010, whereas the same investment in major domestic and foreign stock indices would be worth less than the original value.  In addition the HIT provides essential diversification because the HIT’s returns are negatively correlated with equity indices and not highly correlated with corporate bond indices. (See page 8 for more information on the HIT’s performance.)

$5 Million Invested for 10 Years
 (ending June 30, 2010)
	Percent Change	Value	Correlation4
HIT	+89%	$9,438,105	--
Barclays Capital Aggregate	+87%	$9,356,971	+0.97
Dow Investment Grade Corporate Index	+16%	$5,797,727	+0.64
U.S. S&P	-29%	$3,542,933	-0.39
U.S. Dow Jones	-6%	$4,677,509	-0.28
U.S. NYSE	-5%	$4,758,376	-0.32
United Kingdom FTSE	-16%	$4,197,505	-0.27
Japan Nikkei 225	-46%	$2,694,450	-0.60
                      Source: Haver Analytics and the HIT

The HIT’s Top 10 Ranking also demonstrates the HIT’s long term advantage.Morningstar, one of the nation’s premier independent analysts of mutual funds and other investments, selected the HIT as one of the nation’s “Top 10 Managers” in its fixed-income class for the five-year period ending March 31, 2010.  The HIT was ranked eighth among U.S. intermediate duration collective investment trusts based on five-year returns at March 31.5  The HIT has been ranked as one of Morningstar’s “Top 10 Managers” 14 out of the previous 19 quarters dating back to 2005.  This recognition is evidence of the effectiveness and consistency of the HIT’s investment strategy.

An investment of $5 million in the HIT in mid-2000 would have grown to $9.4 million by June 2010, whereas the same investment in major domestic and foreign stock indices would be worth less than the original value.

4 Correlation to the HIT of monthly year-over-year changes in indices.
5 The Morningstar “Top 10 Managers” ranking was published by Pensions & Investments on May 3, 2010.  The ranking was based on Morningstar’s Principia Separate Account database, comparing funds with a similar risk profile in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The ranking is based on gross returns for the five-year period ended March 31, 2010, as self-reported to Morningstar, and reflects no deduction for expenses. The HIT net performance data in the returns chart on page 8 does reflect deductions for expenses.

In addition to producing above-market returns at below-average risk, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  The HIT’s proven track record demonstrates that participating in socially responsible and economically targeted investments does not diminish returns for investors.  Unlike most bond funds, the HIT helps to create assets by financing job-generating construction6 of multifamily developments and healthcare facilities to meet communities’ needs.  The HIT has successfully funded development projects that meet priorities established by specific states or metropolitan areas.

At a time when America’s working men and women have suffered through the worst recession since the Great Depression, the HIT has been very successful in its efforts to generate employment opportunities for union construction workers, with record commitments of funds for affordable and workforce housing and healthcare facilities during the first half of 2010.  The HIT is working towards a goal established in 2009 to create 10,000 jobs by early 2011 and is already more than halfway there.  It continues to add to its pipeline of transactions that will provide attractive investment opportunities in the future.  Moreover, in January 2010, the HIT formed a Community Development Entity (CDE) named Building America CDE, Inc., as a wholly owned subsidiary that will help increase its capacity to invest in housing projects and healthcare facilities in low-income communities that utilize New Markets Tax Credits.

Multifamily and Healthcare Facility Investments for
Construction, Substantial Rehabilitation and Preservation
(through June 30, 2010)
	Since 1965	First Half 2010
HIT Financing Commitments	$5,761 million	$344 million
Total Development Costs	$8,161 million	$593 million
Union Construction Jobs	63,200	3,300
Units of Housing/beds	94,844	5,050
Affordable Units	55,732	3,998

With increased capital from investors, the HIT will be able to purchase additional securities that will help provide competitive returns, jobs, affordable housing and community development.

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of July 27, 2010, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit the HIT’s website at www.aflcio-hit.com.

6 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and produce its competitive advantage.

Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality and similar interest rate risk versus its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT specializes in government and agency issued, guaranteed or insured multifamily7 mortgage-backed securities (MBS) that have call/prepayment protection.  It substitutes these MBS for all of the corporate securities and some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency multifamily MBS offer higher yields than comparable securities with similar credit and interest rate risk, the HIT is able to offer superior risk-adjusted returns relative to the benchmark.  The resulting consistent income advantage provides positive contributions to the HIT’s performance month after month.
Since government/agency multifamily mortgage-backed securities offer higher yields than comparable securities with similar credit and interest rate risk, the HIT is able to offer superior risk-adjusted returns relative to the benchmark.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers and issuers, particularly financing insured by the Federal Housing Administration (FHA), allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT is able to execute its strategy because of its expertise in constructing and managing a high credit quality fixed-income portfolio that includes a large percentage of government and agency issued, guaranteed or insured multifamily MBS.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio and a long track record of successfully generating alpha versus the Barclays Aggregate. The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for managing the HIT’s commingled fund.

The HIT also has the internal capability to source multifamily mortgage investments directly from developers, issuers, and mortgage bankers, and to provide technical expertise to assist them to complete complex transactions in today’s difficult environment.  The HIT’s Multifamily Investment Division, comprised of 10 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects.  The staff uses its extensive relationships with developers, mortgage bankers, state housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.

Multifamily construction securities are a particularly attractive investment for the HIT portfolio at this time, as shown in the graph below.

 7 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities including hospitals and nursing facilities/rehabilitation centers.

Source: HIT and Wall Street Broker/Dealers

By continuing to invest in construction securities in 2010, the HIT is taking advantage of the attractive yield spreads and at the same time generating badly needed union construction jobs.  At a time when the FHA has assumed a more significant role in the multifamily marketplace, the HIT’s expertise in FHA programs is extremely valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to obtain FHA deals that meet its investment criteria and generate union construction jobs and affordable and workforce housing.  The FHA loans typically are wrapped by Ginnie Mae (GNMA) so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default, resulting in the loss of principal and interest of $82,897, for a default rate of 0.002% of average net assets.
At a time when the FHA has assumed a more significant role in the multifamily marketplace, the HIT’s expertise in FHA programs is extremely valuable to market participants.

History of Competitive Returns

As an active fixed-income product, the HIT has outperformed its benchmark, the Barclays Aggregate, for 17 consecutive calendar years on a gross basis and 11 of those years on a net basis.

By many measures, this is an optimal time to invest in the HIT. The HIT’s performance relative to its benchmark for the second quarter of 2010 was enhanced by its ongoing income advantage versus the Barclays Aggregate but hurt by its relatively low allocation to Treasuries coupled with spread widening8 in multifamily agency MBS.  In the initial stages of a flight to safety rally, the spreads to Treasuries of all products—even those of the highest credit quality—typically widen.  However, as the rally continues or rates rise, spreads on the highest quality securities often begin to tighten before those of other fixed income.  Moreover, as noted above, the HIT has a large pipeline of multifamily deals under review that should allow it to benefit from the acquisition of construction-related securities at wider spreads.

8 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HITs website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to maintain the effective duration of its portfolio within the range of plus or minus 0.50 years of the effective duration of the Barclays Aggregate.  In practice, the HIT’s duration is typically within 0.25 years of the benchmark. The effective duration of the HIT’s portfolio is managed daily relative to the Barclays Aggregate using BondEdge software.  Staff acts upon any perceived risk differentials, as needed, to purchase or sell securities to manage the duration gap. The staff also monitors the allocation to various sectors compared to the Barclays Aggregate and may adjust allocations by purchasing or selling securities.  The percentage of single family agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s government/agency multifamily MBS allocation typically ranges from 50% to 75% of the portfolio. Restrictions on the portfolio’s holdings of various classes of securities can be found in the HIT’s prospectus.  The HIT does not use derivatives or leverage through borrowing.

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

As described above, the HIT enhances its portfolio yield and its opportunities to invest in credit-enhanced multifamily securities by sourcing and managing mortgage investments related to new construction or substantial rehabilitation of multifamily housing and healthcare facilities.

The composition of the HIT’s portfolio as of June 30, 2010, demonstrates its high credit quality and specialization in multifamily MBS.9

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT entered the second quarter of 2010 well-positioned for continued investment success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2010
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	95.4%	78.5%	Effective Duration	4.379	4.379
A & Below	1.2%	17.3%	Convexity	-0.047	-0.117
Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.344%	2.705%	Call Protected	72%	66%
→ 64 basis point Yield Advantage			Not Call Protected	28%	34%

9 Includes commitments that have not yet been funded.

Strong Correlation with the Barclays Aggregate

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s returns and those of the Barclays Aggregate for the five years ending June 30, 2010, was 94% and has ranged from 94% to 99% in recent years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation with the Citigroup BIG Mortgage Index for the five years ending June 30, 2010, was 89% and has ranged from 89% to 94% in recent years.

The HIT has outperformed the Barclays Aggregate during periods of economic weakness such as during the early 2000s and 2008 and through the first half of 2009, as shown in the graph above, which compares the HIT’s gross and net returns to the Barclays Aggregate.  At times of economic strength, the HIT more closely tracks the benchmark.  The HIT can provide safety and consistent income during weak economic periods offering diversification benefits to investors.
The HIT has outperformed the Barclays Aggregate during periods of economic weakness

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability covering financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group undertakes research that assists in making investment decisions.  The group has access to electronic sources of data and obtains research from various broker/dealers.  It also compiles housing market data to gauge trends in the real estate markets.

The Chief Economist performs ongoing market research and provides in-depth research reports to the staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.

The HIT also has contracts with independent economic consultants Gary Shilling of A. Gary Shilling & Co. and Lyle Gramley, Senior Economic Adviser to the Soleil Securities Group (formerly a Federal Reserve Board Governor).  They make periodic presentations to HIT staff and provide monthly economic reports and forecasts.

The Multifamily Investment Division works through its staff members in Washington, New York City, Boston, New Orleans, and San Francisco to use their extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff also reviews housing industry publications/websites, keeps abreast of legislative and regulatory changes and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT’s expenses are only its actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2009, 2008 and 2007, the HIT’s ratio of expenses to average net assets was 43, 41 and 41 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

The HIT’s primary portfolio risk measures are liquidity, duration, convexity, and credit quality. Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The reinvestment of 90% of dividends by participants provides additional liquidity. This liquidity allows the HIT to easily accommodate attractive investment opportunities and honor redemption requests. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark. Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration or convexity gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with restrictions on prepayments. As of June 30, 2010, 67.2% of assets10 were invested in this product. The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and single family MBS. As of June 30, 2010, nearly 94% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a GSE, compared to 75% in the Barclays Aggregate.	Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The reinvestment of 90% of dividends by participants provides additional liquidity.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or

10 Including commitments that have not yet been funded.

delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT Investment Committee, which is comprised of members of senior management.  The Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  Mr. Suh also prices multifamily commitments.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Michael Cook, CFA, and J. Guy Carter IV, Assistant Portfolio Managers; and David Phillips, Senior Financial Analyst.

Each trade is reviewed for compliance with HIT guidelines by the Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (i) an independent monthly valuation, (ii) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales, and (iii) an independent annual audit in which every asset as of year-end is valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 25 of the 2009 Annual Report for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in the 2009 Annual Report.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, anti-money laundering, personal trading, record retention, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio

Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds and (2) have a short settlement window of less than 30 days.

The HIT carries insurance in addition to appropriate operational insurance. This includes a $15,000,000 fidelity bond, errors and omissions insurance totaling $20,000,000 and a fiduciary ERISA bond for $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers to provide ancillary services (such as custodian, transfer agent, and investment accounting services) to enable it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the HIT are its sole owners. As of June 30, 2010, the HIT had a net asset value of approximately $3.813 billion and 352 institutional investors.

Clients by Type ($ in Millions as of 6/30/2010)	$ Amount	Percentage	Number of Accounts
Public	954.47	25.03	10
Taft-Hartley	2,528.42	66.32	191
Other (Labor Organizations)	329.74	8.65	151
Total	3,812.63	100.00	352

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets June 30, 2010
Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	4.3%
Western Public Fund 1	1991	4.1%
Northeast Public Fund 2	2002	3.9%
Western Public Fund 2	1996	3.2%

Nearly 90% of the dividends received by participants are reinvested in the HIT. This demonstrates investor confidence. For the first half of 2010, those reinvested dividends provided $71.7 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members include a chairman, up to eight labor trustees, and six management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for nearly 40 years.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Portfolio Management Division manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the union pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices as well as a Midwest regional marketing director.

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	48
Boston, MA	Investment Sourcing/Investor Relations	2
New York, NY	Investment Sourcing/Investor Relations	2
San Francisco, CA	Marketing/Investment Sourcing/Investor Relations	1
Gulf Coast/New Orleans	Investment Sourcing	2

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown below.  Brief biographies of the members of the Portfolio Management Group are also provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.
Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	18	18	38
Ted Chandler	Chief Operating Officer	1	1	20
Erica Khatchadourian	Chief Financial Officer	17	8	21
Saul Schapiro	General Counsel	1	1	38
Chang Suh	Executive Vice President – Chief Portfolio Manager	12	7	15
Michael Cook	Assistant Portfolio Manager	7	2	7
J. Guy Carter	Assistant Portfolio Manager	2	2	9
Harpreet Peleg	Controller	5	4	14
Stephanie H. Wiggins	Chief Investment Officer, Multifamily Investments	9	8	21
Eric Price	Managing Director, Housing & Community Development Investments	5	1	18
Lesyllee White	Director of Marketing	10	6	16
Debbie Cohen	Chief Development Officer	2	1	25
Sondra Albert	Chief Economist	6	6	14

Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, has been with HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and has established a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately seven years of experience in finance and has been working in the HIT's Portfolio Management Group in positions of increasing responsibility since 2003. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's $700 billion mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.

David Phillips Jr., Senior Financial Analyst, has been with the HIT since 1998 and in his current position since 2004.

Collateral Benefits—Construction Investment, Job Creation, and Community Development

The HIT continues to invest in construction in an environment where other lenders are not active, providing a lifeline for struggling union construction workers.  The HIT’s more than four decades of experience in housing finance; its well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, the GSEs and others; and its unique ability to structure complex financing transactions to make the projects viable have enabled the HIT to support new construction and create union jobs despite the economic downturn.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.  The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s new subsidiary —Building America CDE, Inc. — is expected to increase its capacity to invest in housing projects in low-income communities and to fill capital gaps utilizing New Markets Tax Credits.

The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.
In recent months, 23 HIT-financed projects have been under construction or preparing to begin work in 15 cities.  With HIT investments of over $570 million and total development costs in excess of $1 billion, these projects are expected to generate approximately 6,000 construction jobs for union members who might otherwise be struggling to find work.  The HIT anticipates being able to increase this to more than 10,000 jobs by early 2011 with projects it now has under consideration for investment.

The HIT is authorized to invest in mortgage securities backed by developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT. Where practicable, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.  HIT projects often help communities achieve their goals for responsible urban development, transit-oriented development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, and some level of LEED certification or environmentally-friendly design.

Examples of HIT-Financed Projects

Several of the projects to which HIT has recently committed financing are shown below.  Additional projects can be found on the HIT’s website, www.aflcio-hit.com.

Park Pacific Apartments and The Laurel, St. Louis
The HIT is helping St. Louis realize its plans for a $400 million redevelopment of the central business district by providing financing for two cornerstones of that plan. The Park Pacific apartment project is the $98 million redevelopment of the former Missouri Pacific/Union Pacific headquarters building, for which the HIT committed $63 million. The substantial rehabilitation of this landmark is expected to create more than 650 union jobs.

The Laurel is a mixed-use project involving the adaptive re-use of the historic Dillard’s department store. The project has a total development cost of $175 million, representing an estimated 675 union jobs. To provide financing for the Laurel’s 205-unit residential component, the HIT committed $45 million for the purchase of a Ginnie Mae security.

Elizabeth Seton Pediatric Center, Yonkers
The largest single investment in the HIT’s 45-year history will help create a state-of-the-art skilled nursing facility for New York’s renowned Elizabeth Seton Pediatric Center.  The HIT investment in a $100 million Ginnie Mae security will enable the Seton Center to move from an overcrowded rented facility. The $116 million development will generate more than 800 union construction jobs.  An existing collective bargaining agreement with Seton workers will transfer to the new center.  The facility will offer 137 beds for medically fragile children, together with many specialized medical services and an on-site school for resident patients.

The Moderne, Milwaukee
The HIT committed $41.5 million in December 2009 for The Moderne, a $48.4 million tower that is planned as an anchor a major redevelopment corridor in downtown Milwaukee. The 30-story project is being developed in two phases. The HIT has agreed to purchase Ginnie Mae construction loan certificates and a permanent loan certificate to finance the first phase, consisting of 203 market-rate rental units. This phase also will create 7,360 square feet of commercial and retail space as well as above-grade parking. The second phase, consisting of 14 condominiums, is being financed separately with a loan from the City of Milwaukee. The Moderne is considered a key element in the economic development of Milwaukee’s 60-acre Park East Redevelopment Compact. Work on The Moderne is expected to generate more than 320 union construction jobs.

Arc Light Apartments, San Francisco
To support San Francisco’s effort to create in-town housing in the South Beach neighborhood, the HIT will provide financing for development of the Arc Light Apartments.  The $48 million project will convert an 1888 industrial building into an innovative multifamily development.  The HIT committed to purchase $33 million of AAA-rated, fixed-rate, tax exempt bonds, which will be credit-enhanced by a Ginnie Mae security. Arc Light will offer 94 housing units, 20% of which will be for low-income households.  The project has many environmentally sensitive features and is expected to create more than 275 union construction jobs.

Conclusion

The HIT is one of the oldest socially responsible investment funds in the U.S.  Since its founding, the HIT has always embraced “triple bottom line investing.”  As a steward of union and public employee pension capital, the HIT is committed to producing 1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing, 2) good jobs for union members; and 3) more livable communities, a better environment, and a higher quality of life.

In 45 years of investing, the HIT and its predecessor fund have committed approximately $5.8 billion to finance nearly 95,000 units of housing, including more than 55,000 affordable units, thereby enhancing the nation’s stock of affordable housing and revitalizing communities coast to coast.  HIT projects regularly promote responsible urban development, transit-oriented development, affordable housing creation or preservation, adaptive reuse of older structures, and often some level of environmentally-friendly design.  The HIT’s 100% union labor requirement has generated some 63,000 union construction jobs on the projects it finances—jobs that pay family-supporting wages, provide health and retirement security, and contribute to the economic base of the communities where union members live and where the HIT invests.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments. The construction-related government/agency multifamily securities that are the HIT’s focus are particularly attractive at this time, and with the HIT’s current wide yield advantage over the benchmark, the HIT is expected to outperform over the long term.

With increased capital from investors, the HIT will be able to purchase additional securities that will provide enhanced returns, jobs, affordable housing and community development.

We encourage you to contact one of the marketing/investor relations staff below should you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq. Director of Marketing National and Mid-Atlantic Accounts (202) 467-2546 lwhite@aflcio-hit.com	Paul Sommers Regional Marketing Director Midwest Accounts (937) 604-9681 psommers@aflcio-hit.com
Robert Molofsky, Esq. Regional Marketing Director National and Transit Industry Accounts (202) 467-2597 rmolofsky@aflcio-hit.com	Liz Diamond Regional Marketing Director Western Region Accounts (415) 433-3044 ldiamond@aflcio-hit.com
Paul Barrett
Regional Marketing Director
New England Accounts
(508) 397-9750
pbarrett@aflcio-hit.com

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com